Putnam
Money Market
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

9-30-04

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[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. Beginning with this month's reports, we inform you of any change during the prior year of the Portfolio Leader and Portfolio Members of your fund's management team. Additionally, we list the other fund management responsibilities of your fund's Portfolio Leader and Portfolio Members. This new information, which you can find following the Outlook for Your Fund, complements the expense comparison we added to your fund's report earlier this year.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Money Market Fund delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

November 17, 2004


Report from Fund Management

Fund highlights

 * For the fiscal year ended September 30, 2004, Putnam Money Market Fund's class A shares returned 0.68%.

 * The return of the fund's benchmark, the Merrill Lynch 91-Day Treasury Bill Index, was 1.10%.

 * The average return for the fund's Lipper category, Money Market Funds, was 0.42%.

 * See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

During the first half of Putnam Money Market Fund's 2004 fiscal year, we focused our efforts on positioning the portfolio for an eventual increase in interest rates. This focus proved rewarding in the second half of the year, as the Federal Reserve Board (the Fed) initiated a series of quarter-point interest-rate increases over the summer months. By curtailing the fund's exposure to longer-maturity U.S. government agency notes and raising its weighting in floating-rate instruments, we were able to keep the fund's average days to maturity shorter. We also added incremental income by taking advantage of distortions in pricing among money market-eligible securities, especially when investors' expectations of the Fed's potential tightening of interest rates led to a widening of yields among different types of securities. These strategies had the intended effect of increasing the fund's responsiveness to the rise in interest rates and helped it outperform the average return of 0.42% for its Lipper Money Market Funds category. However, the fund lagged its benchmark, the Merrill Lynch 91-Day Treasury Bill Index, which is composed of short-maturity U.S. Treasury bills.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 9/30/04
--------------------------------------------------
Class A
(inception 10/1/76)                           NAV
--------------------------------------------------
1 year                                       0.68%
--------------------------------------------------
5 years                                     14.74
Annual average                               2.79
--------------------------------------------------
10 years                                    47.68
Annual average                               3.98
--------------------------------------------------
Annual average
(life of fund)                               6.47
--------------------------------------------------
Current return
(end of period)
--------------------------------------------------
Current 7-day yield                          1.27
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return will fluctuate. Performance assumes reinvestment of distributions. Returns at NAV do not reflect a sales charge. For the most recent month-end performance, visit www.putnaminvestments.com. The 7-day yield is one of the most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

FUND PROFILE

By emphasizing high-quality, short-term fixed-income securities, Putnam Money Market Fund seeks to protect principal by seeking to maintain a constant $1.00 share price while providing shareholders with easy access to their money. Putnam Money Market Fund may be appropriate for investors seeking current income consistent with capital preservation, stability of principal, and liquidity of assets.

Market overview

The economy may be prospering, but such growth usually comes with a price tag: higher interest rates, which the Fed uses as a brake to control inflation resulting from rising prices. So far the Fed's short-term interest rate hikes have been slow and steady, and we expect this pace to continue into 2005. This should give investors, consumers, and businesses time to adjust. Despite volatile energy prices, inflation remains relatively low and global competitive forces are working to keep prices in check. Midway through the fiscal year, there was clear evidence that a solid recovery was taking hold. The U.S. economy expanded at more than 4% in the first three months of 2004. Investors began anticipating tightening by the Fed, and market yields began to reflect that view. At its May 4 meeting, the Fed noted the higher risk for inflation, setting the stage for rate increases -- but at a steady, measured pace. At its June 30 meeting, the Fed raised the federal funds rate, the rate banks charge each other for overnight loans, by one quarter of a percentage point from a 45-year low of 1 percent. Additional increases in August and September brought the federal funds rate to 1.75% by the period's end.

According to Money Market Insight's September 2004 issue, assets of taxable money market funds continued to fall during the course of the fiscal year. While it appears that money funds may be destined for a third consecutive year of asset decline, the outflows have slowed. Historically low interest rates and the stock market's recovery, which is creating greater demand for long-term investments, are contributing to the redistribution of assets. We think outflows may begin to moderate into 2005 and that asset flows may even flatten out or show a slight increase, as yield-sensitive investors reconsider their short-term asset strategies in light of the higher interest rates now available from money market investments.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 9/30/04
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lipper Money Market Funds category average                              0.42%
-------------------------------------------------------------------------------
Merrill Lynch 91-Day Treasury Bill Index (short-maturity
U.S. Treasury bills)                                                    1.10%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         3.68%
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                  7.00%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.87%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              13.90%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             18.77%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 9/30/04.
-------------------------------------------------------------------------------

Strategy overview

Through experience, we have learned that investors often overreact in their estimation of how far or how fast interest rates will move. This creates a buying opportunity when investor optimism about the strength of the economy overshoots a more conservative scenario, which is more in keeping with how we seek to manage the fund. For example, interest rates began to spike up sharply in June, when investors began to anticipate a 50-basis-point rate increase at the Fed's August meeting and demand for shorter-term securities increased. The yield curve steepened to reflect investors' anticipation of aggressive Fed tightening and their expectations of sharply higher interest rates.

We believed a more gradual approach was likely and shortened the portfolio's average days to maturity to a lesser degree. Given the distortion in prices that resulted from investors' more bullish economic outlook and expectation for sharply rising interest rates, slightly longer-maturity money market securities became attractively priced. As a result, we maintained our laddering approach of structuring the portfolio, which involves investing in a diverse range of securities and maturities, taking advantage of attractively priced points on the curve. When investors realized they had overestimated the degree of the increase, the markets settled back down and began to reflect an outlook that was more in keeping with our view -- that is, a more measured removal of the extraordinary monetary stimulus of recent years.


[GRAPHIC OMITTED: horizontal bar chart PORTFOLIO COMPOSITION COMPARED]

PORTFOLIO COMPOSITION COMPARED

                            as of 3/31/04         as of 9/30/04

Domestic money
market instruments
(exclusive of U.S.
government
obligations)                    48.8%                 50.3%

Foreign money
market instruments              35.6%                 29.8%

U.S. government
obligations                      9.6%                 12.8%

Repurchase
agreements                       6.0%                  7.1%

Footnote reads:
This chart shows how the fund's weightings have changed over the last six months. Weightings are shown as a percentage of market value.
Holdings will vary over time.


How fund holdings affected performance

After three years of a declining-to-flat interest-rate environment, the anticipation and arrival of higher rates prompted a major shift in the fund's strategy during the course of the fiscal year ended September 30, 2004. Investments in U.S. government agency notes were reduced steadily during the first half of the year and hovered in the 8% range of total net assets for much of May, June, and July, as we endeavored to keep the fund's average days to maturity low. During the first half of the fiscal year, the fund's average days to maturity was running in the 70- to 80-day range. In recent months, this measure of the fund's sensitivity to changes in interest rates fell to the 40- to 50-day range. On September 30, the fund's average days to maturity stood at 51 days.

In August, however, with the successive Fed tightenings priced into these securities, we began buying agency notes with a maturity of six months -- still short enough to provide the flexibility we wanted. In addition, August and September are large issuance months for this market, creating plenty of buying opportunities. By September 30, these securities represented about 13% of the fund's assets.

These short-term, fixed-rate agency notes, such as those issued by Federal National Mortgage Association (FNMA), carry excellent credit ratings. FNMA, the fund's largest issuer, is among the world's largest financial institutions as well as the leading source for residential mortgage financing in the United States. Organized as a public company operating under federal charter, FNMA is classified as a Government Sponsored Enterprise (GSE), which underlies the vital role the company plays in facilitating borrower accessibility to residential mortgage credit.

------------------------------------------------------------------------------
PERFORMANCE COMPARISONS (9/30/04)
------------------------------------------------------------------------------
                                                               Current return*
------------------------------------------------------------------------------
Basic statement savings account                                     0.25%
------------------------------------------------------------------------------
Taxable money market fund 7-day yield                               1.09
------------------------------------------------------------------------------
3-month certificate of deposit                                      1.86
------------------------------------------------------------------------------
Putnam Money Market Fund (7-day yield)
------------------------------------------------------------------------------
Class A                                                             1.27
------------------------------------------------------------------------------
Class B                                                             0.78
------------------------------------------------------------------------------
Class C                                                             0.78
------------------------------------------------------------------------------
Class M                                                             1.12
------------------------------------------------------------------------------
Class R                                                             0.78
------------------------------------------------------------------------------
Class T                                                             1.01
------------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate.The principal value on passbook savings accounts and on bank certificates of deposit (CDs) is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

* Sources: Bank of America (basic statement savings), Federal Reserve Board of Governors (3-month CDs), and imoneynet's Money Fund Report (taxable money market fund compound 7-day yield).


FNMA debt securities are widely held globally, in recognition of the integrity of the GSE system in supporting the housing market as well as the company's good financial track record over many years.

The fund's foreign exposure continues to add valuable diversity to the portfolio. These investments include three-month to one-year maturities of commercial paper and certificates of deposits issued by large, financially sound banking entities. The fund's foreign weighting, consisting mostly of European and Canadian banks, dropped (as a percentage of net assets) from 38.3% on September 30, 2003, to 30.6% at the close of the reporting period.

We have an increasingly positive outlook for the commercial paper sector. Prior to the recovery, sluggish economic growth and high-profile corporate failures such as Enron and Worldcom raised investor concerns about credit quality and contributed to a multi-year contraction of issuance. However, the increased economic activity we have seen this year has spurred the need to rebuild inventories and expand capacity, and companies are increasing issuance to meet their financing needs.

Goldman Sachs Group, another of the fund's largest issuers, is a leading global investment banking and securities firm, with a pre-eminent franchise in mergers and acquisition, advisory services, and equity underwriting. Despite lackluster performance in these businesses over the past few years, earnings at the company have cycled back to record levels, as management has redirected resources to its fixed-income and commodity trading, asset management and prime brokerage businesses.

Govco Incorporated, which is an asset-backed commercial paper issuer, is one of our more recent acquisitions. The company is managed by Citigroup, and all of the assets held by and backing Govco are fully guaranteed by the full faith and credit of the U.S. or U.K. governments. Therefore, we consider our protection from any credit risk associated with the program as among the strongest in the market.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We believe that short-term interest rates are likely to rise steadily in 25-basis-point increments until a level of 3.25% is reached in the middle of 2005. It's also likely that a period of tightening will be followed by a period in which the Fed takes stock of the impact of its tightening.

Given our outlook, we expect to continue our current strategies of limiting the fund's exposure to longer-term, fixed-rate securities and increasing its allocation to floating-rate instruments, which respond more quickly to changes in interest rates. We'll also seek to take advantage of distortions in pricing among the various money market-eligible securities to enhance the fund's diversification across an array of high-quality issuers, security types, and geographies, as we endeavor to capture the highest yields possible consistent with the fund's strategy.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to maintain a constant share price of $1.00, it is possible to lose money by investing in this fund.


Your fund's management

Your fund is managed by the members of the Putnam Fixed-Income Money Market Team. Joanne Driscoll is the Portfolio Leader and Jonathan Topper is the Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Fixed-Income Money Market Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Other mutual funds managed by the Portfolio Leader and Portfolio Members

Joanne Driscoll is also the Portfolio Leader of Putnam Prime Money Market Fund and Putnam Tax Exempt Money Market Fund.

Jonathan Topper is also a Portfolio Member of Putnam Prime Money Market Fund and Putnam Tax Exempt Money Market Fund.

Joanne Driscoll and Jonathan Topper may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended September 30, 2004, Portfolio Member Jim Prusko left your fund's management team, and Portfolio Member Jonathan Topper joined your fund's management team.


Performance summary

This section shows your fund's performance during its fiscal year, which ended September 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04
-----------------------------------------------------------------------------------------------------------------
                         Class A          Class B                Class C         Class M    Class R    Class T
(inception dates)       (10/1/76)        (4/27/92)              (2/1/99)        (12/8/94)  (1/21/03) (12/31/01)
-----------------------------------------------------------------------------------------------------------------
                            NAV        NAV       CDSC        NAV       CDSC        NAV        NAV        NAV
-----------------------------------------------------------------------------------------------------------------
1 year                     0.68%      0.18%     -4.82%      0.18%     -0.82%      0.53%      0.27%      0.43%
-----------------------------------------------------------------------------------------------------------------
5 years                   14.74      11.90       9.90      11.91      11.91      13.91      12.10      13.34
Annual average             2.79       2.27       1.91       2.28       2.28       2.64       2.31       2.54
-----------------------------------------------------------------------------------------------------------------
10 years                  47.68      40.47      40.47      40.59      40.59      45.50      40.70      44.13
Annual average             3.98       3.46       3.46       3.47       3.47       3.82       3.47       3.72
-----------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.47       5.94       5.94       5.95       5.95       6.31       5.93       6.21
-----------------------------------------------------------------------------------------------------------------
Current return
(end of period)
-----------------------------------------------------------------------------------------------------------------
Current
7-day yield*               1.27             0.78                 0.78             1.12       0.78       1.01
-----------------------------------------------------------------------------------------------------------------
Current
30-day yield*              1.14             0.64                 0.64             0.99       0.64       0.89
-----------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions. None of the share classes carry an initial sales charge. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares have no CDSC. Performance for B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable CDSC and higher or lower operating expenses for such shares.

* The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.


---------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/04
---------------------------------------------------------------
                            Merrill Lynch        Lipper Money
                                91-Day           Market Funds
                               Treasury            category
                              Bill Index           average*
---------------------------------------------------------------
1 year                           1.10%               0.42%
---------------------------------------------------------------
5 years                         16.54               12.71
Annual average                   3.11                2.42
---------------------------------------------------------------
10 years                        51.35               44.26
Annual average                   4.23                3.73
---------------------------------------------------------------
Annual average
(life of fund)                     --+               6.46
---------------------------------------------------------------

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 9/30/04, there were 400, 298, and 168 funds, respectively, in this Lipper category.

+ Inception date of index was 12/31/77, after the fund's inception.



---------------------------------------------------------------------------------------------------------
DISTRIBUTION INFORMATION 12 MONTHS ENDED 9/30/04
---------------------------------------------------------------------------------------------------------
                     Class A        Class B        Class C        Class M        Class R        Class T
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Distributions
(number)                 12             12             12             12             12             12
---------------------------------------------------------------------------------------------------------
Income               $0.006834      $0.001836      $0.001843      $0.005328      $0.002716      $0.004330
---------------------------------------------------------------------------------------------------------
Total                $0.006834      $0.001836      $0.001843      $0.005328      $0.002716      $0.004330
---------------------------------------------------------------------------------------------------------


Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Money Market Fund from April 1, 2004, to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.


------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 9/30/04
------------------------------------------------------------------------------------------
                       Class A     Class B     Class C     Class M     Class R     Class T
------------------------------------------------------------------------------------------
Expenses paid per
$1,000*                  $2.71       $5.20       $5.20       $3.46       $5.20       $3.95
------------------------------------------------------------------------------------------
Ending value (after
expenses)            $1,003.80   $1,001.30   $1,001.30   $1,003.00   $1,001.30   $1,002.50
------------------------------------------------------------------------------------------


 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.


Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2004, use the calculation method below. To find the value of your investment on April 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 04/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 4/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $2.71 (see table above) = $27.10
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


--------------------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 9/30/04
--------------------------------------------------------------------------------------------
                     Class A     Class B     Class C     Class M     Class R     Class T
--------------------------------------------------------------------------------------------
Expenses paid per
$1,000*                $2.73       $5.25       $5.25       $3.49       $5.25       $3.99
--------------------------------------------------------------------------------------------
Ending value
(after expenses)   $1,022.30   $1,019.80   $1,019.80   $1,021.55   $1,019.80   $1,021.05
--------------------------------------------------------------------------------------------


 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 9/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


----------------------------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
----------------------------------------------------------------------------------------------------
                               Class A     Class B     Class C     Class M     Class R     Class T
----------------------------------------------------------------------------------------------------
Your fund's annualized
expense ratio+                  0.54%       1.04%       1.04%       0.69%       1.04%       0.79%
----------------------------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group++   0.67%       1.17%       1.17%       0.82%       1.17%       0.92%
----------------------------------------------------------------------------------------------------


 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 9/30/04. For class B, C, M, R and T shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund's class A shares into another fund may involve a sales charge, however.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares generally have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund's class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge); however, they are subject to a 12b-1 fee.


Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index or Lipper category will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Putnam Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Money Market Fund (the "fund") at September 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 5, 2004


The fund's portfolio
September 30, 2004

Commercial paper (58.3%) (a)                             Maturity
Principal amount                                           date           Value

Domestic (42.8%)
-------------------------------------------------------------------------------
   $35,000,000 Amstel Funding Corp. 2.10s                3/29/05     34,634,542
    37,000,000 Amstel Funding Corp. 1.83s                12/15/04    36,858,937
    42,000,000 Amstel Funding Corp. 1.78s                12/27/04    41,819,330
    20,000,000 Amstel Funding Corp. 1.685s               11/26/04    19,947,578
    30,086,000 Atlantic Asset Securitization Corp.
               1.67s                                     10/25/04    30,052,504
    19,557,000 Atlantic Asset Securitization Corp.
               1.63s                                     10/1/04     19,557,000
    40,000,000 Bank of America Corp. 1.88s               12/22/04    39,828,711
    34,000,000 Bank of America Corp. 1.68s               11/22/04    33,917,493
    40,000,000 Bank of America Corp. 1.62s               10/29/04    39,949,600
    50,000,000 CAFCO, LLC 1.61s                          10/22/04    49,953,042
    30,000,000 CIT Group, Inc. 1.85s                     11/30/04    29,907,500
    25,000,000 CIT Group, Inc. 1.62s                     10/28/04    24,969,625
    26,825,000 CIT Group, Inc. 1.56s                     10/7/04     26,818,026
    30,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 1.84s                            12/16/04    29,883,467
    31,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 1.81s                            11/16/04    30,928,304
    45,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 1.80s                            11/5/04     44,921,250
    16,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 1.79s                            10/5/04     15,996,818
    20,000,000 Citibank Credit Card Issuance Trust
               (Dakota) 1.64s                            10/28/04    19,975,400
    25,000,000 Citicorp 1.75s                            11/30/04    24,927,083
    23,000,000 Citicorp 1.75s                            11/29/04    22,934,035
    50,000,000 Citigroup Global Markets Holdings,
               Inc. 1.65s                                11/17/04    49,892,292
    50,000,000 CRC Funding, LLC 1.88s                    12/17/04    49,798,944
    30,000,000 CRC Funding, LLC 1.88s                    12/16/04    29,880,933
    40,000,000 Discover Card Master Trust I, 2000-A
               (Newcastle) 1.81s                         11/2/04     39,935,644
    30,000,000 Discover Card Master Trust I, 2000-A
               (Newcastle) 1.64s                         10/25/04    29,967,200
    35,000,000 General Electric Capital Corp. 2.03s      3/16/05     34,672,381
    16,000,000 General Electric Capital Corp. 2.02s      3/21/05     15,846,480
    40,000,000 General Electric Capital Corp. 1.80s      12/14/04    39,852,000
    40,000,000 General Electric Capital Corp. 1.66s      11/18/04    39,911,467
    41,000,000 General Electric Capital Corp. 1.50s      10/6/04     40,991,458
    21,850,000 Govco, Inc. 1.88s                         12/21/04    21,757,574
    20,000,000 Govco, Inc. 1.80s                         12/7/04     19,933,000
    27,500,000 Govco, Inc. 1.69s                         11/24/04    27,430,288
    22,500,000 Govco, Inc. 1.67s                         11/17/04    22,450,944
    39,000,000 Govco, Inc. 1.57s                         10/21/04    38,965,983
    50,000,000 Govco, Inc. 1.50s                         10/7/04     49,987,500
    30,000,000 Morgan Stanley Dean Witter & Co.
               1.78s                                     10/14/04    29,980,717
    57,000,000 NATC California, LLC (Chase
               Manhattan Bank  (Letter of Credit
               (LOC)) 1.58s                              10/21/04    56,949,667
    20,000,000 NATC California, LLC (Chase
               Manhattan Bank  (LOC)) 1.56s              10/19/04    19,984,400
    20,000,000 Old Line Funding Corp. 1.68s              10/28/04    19,974,800
    47,000,000 Old Line Funding Corp. 1.63s              10/18/04    46,963,823
    30,000,000 Park Granada, LLC 1.75s                   10/6/04     29,992,708
    11,000,000 Park Granada, LLC 1.73s                   10/8/04     10,996,300
    40,000,000 Park Granada, LLC 1.68s                   10/1/04     40,000,000
    20,000,000 Park Granada, LLC 1.67s                   11/9/04     19,963,817
    25,000,000 Park Granada, LLC 1.62s                   10/12/04    24,987,625
    50,000,000 Preferred Receivables Funding Corp
               1.66s                                     10/1/04     50,000,000
    23,169,000 Preferred Receivables Funding Corp
               1.61s                                     10/25/04    23,144,132
    45,000,000 Sheffield Receivables Corp. 1.674s        1/25/05     44,998,562
    40,000,000 Sheffield Receivables Corp. 1.58s         10/25/04    39,957,867
    46,810,000 Thunder Bay Funding, Inc. 1.70s           10/20/04    46,768,423
    48,000,000 Thunder Bay Funding, Inc. 1.66s           11/15/04    47,900,400
    35,000,000 Thunder Bay Funding, Inc. 1.55s           10/15/04    34,978,903
    26,234,000 Thunder Bay Funding, Inc. 1.53s           10/25/04    26,207,241
    27,000,000 Thunder Bay Funding, Inc. 1.30s           10/12/04    26,989,275
    19,750,000 Windmill Funding Corp. 1.73s              11/17/04    19,705,392
                                                                  -------------
                                                                  1,829,498,385

Foreign (15.5%)
-------------------------------------------------------------------------------
    36,000,000 Aegon Funding Corp. 1.59s
               (Netherlands)                             10/25/04    35,961,840
    28,000,000 Atlantis One Funding Corp. 1.94s
               (Netherlands)                             2/22/05     27,782,720
    27,000,000 Atlantis One Funding Corp. 1.60s
               (Netherlands)                             10/20/04    26,977,200
    27,000,000 Atlantis One Funding Corp. 1.53s
               (Netherlands)                             10/18/04    26,980,493
    32,000,000 COFCO Capital Corp. (Rabobank
               Nederland (LOC)) 1.86s (Netherlands)      11/29/04    31,902,453
    50,000,000 Credit Suisse First Boston (USA),
               Inc. 1.57s (Switzerland)                  10/5/04     49,991,278
    35,000,000 HBOS Treasury Services PLC 1.745s
               (United Kingdom)                          12/20/04    34,864,278
    22,000,000 HBOS Treasury Services PLC 1.525s
               (United Kingdom)                          10/13/04    21,988,817
    30,000,000 HBOS Treasury Services PLC 1.195s
               (United Kingdom)                          10/15/04    29,986,058
    35,000,000 Household Finance Corp. 1.73s
               (United Kingdom)                          11/3/04     34,944,496
    26,000,000 Household Finance Corp. 1.66s
               (United Kingdom)                          11/15/04    25,946,050
    20,000,000 Household Finance Corp. 1.65s
               (United Kingdom)                          11/4/04     19,968,833
    31,000,000 Household Finance Corp. 1.52s
               (United Kingdom)                          10/13/04    30,984,293
    50,000,000 ING (U.S.) Funding, LLC 1.70s
               (Netherlands)                             12/23/04    49,804,028
    30,000,000 Nordea North America, Inc. 2.08s
               (Sweden)                                  3/16/05     29,712,267
    40,000,000 Scotiabanc, Inc. 1.93s (Canada)           12/31/04    39,804,856
    40,000,000 Swedbank 1.28s (Sweden)                   12/28/04    39,874,844
    30,000,000 WestLB AG 1.93s (Germany)                 12/31/04    29,853,641
    25,000,000 WestLB AG 1.93s (Germany)                 12/29/04    24,880,715
    15,000,000 WestLB AG 1.745s (Germany)                12/17/04    14,944,015
    25,000,000 WestLB AG 1.60s (Germany)                 10/27/04    24,971,110
    14,000,000 WestLB AG 1.10s (Germany)                 10/8/04     13,997,006
                                                                 --------------
                                                                    666,121,291
                                                                 --------------
               Total Commercial paper
               (cost $2,495,619,676)                             $2,495,619,676

Certificates of deposit (15.9%) (a)                      Maturity
Principal amount                                           date           Value
-------------------------------------------------------------------------------
   $28,000,000 ABN AMRO Bank N.V. Ser. ECD,
               1.095s (Netherlands)                      10/13/04   $28,000,674
    25,000,000 Bank of Nova Scotia Ser. YCD, 1.752s
               (Canada)                                  3/4/05      25,006,458
    27,000,000 Barclays Bank PLC Ser. YCD1,
               2.043s (United Kingdom)                   3/24/05     26,996,767
    92,000,000 Barclays Bank PLC Ser. YCD,
               1.092s (United Kingdom)                   11/8/04     91,998,221
    26,750,000 Calyon Ser. YCD 1.53s (France)            10/14/04    26,750,000
    27,000,000 Calyon North America, Inc. Ser. ECD,
               2.12s (France)                            3/30/05     26,993,223
    25,000,000 Citibank, N.A. 1.86s                      12/20/04    25,000,000
    30,000,000 Credit Agricole Indosuez, N.Y. 1.29s
               (France)                                  12/31/04    30,000,000
    46,000,000 Credit Suisse Ser. ECD, 1.621s
               (Switzerland)                             10/15/04    46,000,000
    24,700,000 Fortis Bank N.Y. Ser. YCD, 1.60s
               (Belgium)                                 10/15/04    24,695,627
    22,000,000 Landesbank Hessen Thuringen
               Ser. ECD, 1.875s (Germany)                12/30/04    21,996,951
    17,000,000 Lloyds TSB Bank PLC Ser. YCD,
               2.202s (United Kingdom)                   9/30/05     16,989,715
    35,000,000 Royal Bank of Scotland PLC Ser. YCD,
               1.949s (United Kingdom)                   6/20/05     34,988,625
    25,000,000 Societe Generale Ser. YCD, 2.264s
               (France)                                  6/14/05     24,994,740
    68,000,000 Societe Generale Ser. YCD1, 1.675s
               (France)                                  12/10/04    67,995,404
    25,000,000 Societe Generale Ser. ECD, 2.00s
               (France)                                  3/7/05      25,000,000
    30,000,000 Societe Generale Ser. ECD, 1.65s
               (France)                                  11/22/04    30,000,000
    32,000,000 State Street Bank & Trust Co. 1.60s       10/20/04    32,000,000
    50,000,000 State Street Bank & Trust Co. 1.55s       10/4/04     50,000,000
    25,000,000 Wells Fargo Bank N.A. 1.79s               11/12/04    25,000,000
                                                                 --------------
               Total Certificates of
               deposit (cost $680,406,405)                         $680,406,405

U.S. government agency mortgage obligations (13.1%) (a)  Maturity
Principal amount                                           date           Value
-------------------------------------------------------------------------------
   $25,500,000 Federal Home Loan Bank 1.55s              10/13/04   $25,486,825
    36,000,000 Federal Home Loan Bank bonds 1.40s        4/1/05      36,000,000
    39,500,000 Federal Home Loan Bank bonds
               Ser. HL05, 1.45s                          3/11/05     39,500,000
    24,000,000 Federal Home Loan Mortgage Corp.
               1.98s                                     3/8/05      23,791,440
    28,000,000 Federal Home Loan Mortgage Corp.
               1.70s                                     11/30/04    27,920,667
    59,698,000 Federal Home Loan Mortgage Corp.
               1.60s                                     11/9/04     59,594,523
    45,000,000 Federal Home Loan Mortgage Corp.
               notes Ser.  MTN3, 1.52s                   12/24/04    45,000,000
    15,000,000 Federal National Mortgage
               Association 2.10s                         4/15/05     14,828,500
    27,000,000 Federal National Mortgage
               Association 1.85s                         1/25/05     26,839,050
    22,000,000 Federal National Mortgage
               Association 1.70s                         12/1/04     21,936,628
    30,000,000 Federal National Mortgage
               Association 1.61s                         11/10/04    29,946,333
    20,000,000 Federal National Mortgage
               Association notes 1.60s                   5/13/05     20,000,000
    45,000,000 Federal National Mortgage
               Association notes 1.49s                   2/8/05      45,000,000
    45,000,000 Federal National Mortgage
               Association notes 1.40s                   3/29/05     45,000,000
    26,700,000 Federal National Mortgage
               Association notes 1.40s                   5/3/05      26,700,000
    30,000,000 Federal National Mortgage
               Association notes 1.35s                   4/28/05     30,000,000
    45,000,000 Federal National Mortgage
               Association notes 1.324s                  12/13/04    44,988,615
                                                                 --------------
               Total U.S. government agency
               mortgage obligations
               (cost $562,532,581)                                 $562,532,581

Promissory notes (4.3%) (a)                              Maturity
Principal amount                                           date           Value
-------------------------------------------------------------------------------
   $50,000,000 Goldman Sachs Group, Inc (The)
               1.945s  (acquired 8/25/04, cost
               $50,000,000) (RES)                        2/18/05    $50,000,000
    55,000,000 Goldman Sachs Group, Inc (The)
               1.837s  (acquired 6/17/04, cost
               $55,000,000) (RES)                        12/15/04    55,000,000
    45,000,000 Goldman Sachs Group, Inc (The) 1.38s
               (acquired 4/29/04, cost
               $45,000,000) (RES)                        10/26/04    45,000,000
    36,000,000 Goldman Sachs Group, Inc (The) 1.30s
               (acquired 4/15/04, cost
               $36,000,000) (RES)                        10/15/04    36,000,000
                                                                 --------------
               Total Promissory notes
               (cost $186,000,000)                                 $186,000,000

Corporate bonds and notes (2.9%) (a)                     Maturity
Principal amount                                           date           Value
-------------------------------------------------------------------------------
   $19,700,000 National City Bank FRN Ser. BKNT,
               1.763s                                    6/23/05    $19,695,682
    59,000,000 Toyota Motor Credit Corp. FRN
               Ser. MTN1, 1.697s (Japan)                 1/14/05     59,000,000
    45,000,000 Wells Fargo Bank N.A. FRN Ser. BKNT,
               1.59s                                     2/1/05      45,000,000
                                                                 --------------
               Total Corporate bonds and notes
               (cost $123,695,682)                                 $123,695,682

Asset backed securities (0.8%) (cost $34,694,526) (a)    Maturity
Principal amount                                           date           Value
-------------------------------------------------------------------------------
   $34,694,526 TIAA Real Estate CDO, Ltd. 144A FRN
               Ser. 03-1A, Class A1MM, 1.87s
               (Cayman Islands)                          3/28/05    $34,694,526

Short-term investments (7.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $145,584,00 Interest in $253,000,000 joint
               tri-party repurchase agreement dated
               September 30, 2004 with Bank of
               America Securities, LLC due  October
               1, 2004 with respect to various U.S.
               Government  obligations -- maturity
               value of $145,591,643 for an
               effective yield  of 1.89%                           $145,584,000
   168,468,000 Interest in $250,000,000 joint
               tri-party repurchase agreement dated
               September 30, 2004 with Merrill
               Lynch Government Securities due
               October 1, 2004 with respect to
               various U.S. Government  obligations
               -- maturity value of $168,476,891
               for an effective yield  of 1.90%                     168,468,000
                                                                 --------------
               Total Short-term investments
               (cost $314,052,000)                                 $314,052,000
-------------------------------------------------------------------------------
               Total Investments
               (cost $4,397,000,870)                             $4,397,000,870
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $4,278,212,366.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at September 30, 2004 was $186,000,000 or 4.3% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates at September 30, 2004.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at September 30, 2004:
      (as a percentage of Market Value)

          Belgium                             0.5%
          Canada                              1.5
          Cayman Islands                      0.8
          France                              5.3
          Germany                             3.0
          Japan                               1.3
          Netherlands                         5.2
          Sweden                              1.6
          Switzerland                         2.2
          United Kingdom                      8.4
          United States                      70.2
                                         --------
          Total                             100.0%

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
September 30, 2004

Assets
-------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)          $4,397,000,870
-------------------------------------------------------------------------------
Cash                                                                   65,835
-------------------------------------------------------------------------------
Interest and other receivables                                      3,347,978
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                             37,787,232
-------------------------------------------------------------------------------
Total assets                                                    4,438,201,915

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,108,470
-------------------------------------------------------------------------------
Payable for securities purchased                                   44,682,142
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                        107,645,377
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                 3,482,212
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          2,116,555
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                217,588
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            8,150
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                313,690
-------------------------------------------------------------------------------
Other accrued expenses                                                415,365
-------------------------------------------------------------------------------
Total liabilities                                                 159,989,549
-------------------------------------------------------------------------------
Net assets                                                     $4,278,212,366

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $4,278,188,938
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                           23,428
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $4,278,212,366

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class A share ($3,537,906,661 divided by 3,537,861,533
shares)*                                                                $1.00
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($520,455,719 divided by 520,475,461 shares)**                          $1.00
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($40,935,199 divided by 40,935,280 shares)**                            $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class M share ($54,389,853 divided by 54,391,404 shares)*               $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($131,245 divided by 131,249 shares)*                     $1.00
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class T share ($124,393,689 divided by 124,394,011 shares)*             $1.00
-------------------------------------------------------------------------------

 * Offered at net asset value.

** Class B and class C shares are available only by exchange of class B and class C shares from other Putnam funds and to certain systematic investment plan investors. Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended September 30, 2004

Interest income (including interest income of $150,541 from
investments in affiliated issuers) (Note 5)                       $60,893,778
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   15,545,271
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    9,251,811
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               190,166
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                            101,999
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       46,174
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               3,501,891
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 202,969
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  95,576
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                     159
-------------------------------------------------------------------------------
Distribution fees -- Class T (Note 2)                                 261,118
-------------------------------------------------------------------------------
Other                                                               1,306,215
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                   189,110
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                             (189,110)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                        (26,305)
-------------------------------------------------------------------------------
Total expenses                                                     30,477,044
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (307,256)
-------------------------------------------------------------------------------
Net expenses                                                       30,169,788
-------------------------------------------------------------------------------
Net investment income                                              30,723,990
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $30,723,990
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                       Year ended September 30
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $30,723,990      $51,133,227
-------------------------------------------------------------------------------
Net realized gain on investments                          --          161,865
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        30,723,990       51,295,092
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (28,599,137)     (45,737,713)
-------------------------------------------------------------------------------
Class B                                           (1,338,213)      (4,239,307)
-------------------------------------------------------------------------------
Class C                                              (86,784)        (220,931)
-------------------------------------------------------------------------------
Class M                                             (349,505)        (648,250)
-------------------------------------------------------------------------------
Class R                                                 (100)              (3)
-------------------------------------------------------------------------------
Class T                                             (488,688)        (287,023)
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (1,573,730,519)  (1,051,366,625)
-------------------------------------------------------------------------------
Total decrease in net assets                  (1,573,868,956)  (1,051,204,760)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              5,852,081,322    6,903,286,082
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $23,428 and $--,
respectively)                                 $4,278,212,366   $5,852,081,322
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
-------------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended September 30
operating performance                               2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                              .0068 (c)       .0087           .0166           .0493           .0564
-------------------------------------------------------------------------------------------------------------------------
Net realized gain
on investments                                        --              -- (d)          --              --              --
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .0068           .0087           .0166           .0493           .0564
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.0068)         (.0087)         (.0166)         (.0493)         (.0564)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.0068)         (.0087)         (.0166)         (.0493)         (.0564)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                            .68             .87            1.67            5.04            5.79
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                $3,537,907      $4,745,555      $5,512,532      $5,215,127      $3,780,309
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            .53 (c)         .52             .50             .50             .49
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            .70 (c)         .88            1.68            4.77            5.69
-------------------------------------------------------------------------------------------------------------------------

 (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (b) Includes amounts paid through expense offset arrangements (Note 2).

 (c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

 (d) Amount represents less than $0.0001 per share.

     The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS B
-------------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended September 30
operating performance                               2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                              .0018 (c)       .0037           .0116           .0443           .0513
-------------------------------------------------------------------------------------------------------------------------
Net realized gain
on investments                                        --              -- (d)          --              --              --
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .0018           .0037           .0116           .0443           .0513
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.0018)         (.0037)         (.0116)         (.0443)         (.0513)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.0018)         (.0037)         (.0116)         (.0443)         (.0513)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                            .18             .37            1.16            4.52            5.25
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                  $520,456        $874,069      $1,193,459      $1,162,039        $649,826
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                           1.03 (c)        1.02            1.00            1.00             .99
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            .19 (c)         .39            1.19            4.26            5.13
-------------------------------------------------------------------------------------------------------------------------

 (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (b) Includes amounts paid through expense offset arrangements (Note 2).

 (c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

 (d) Amount represents less than $0.0001 per share.

     The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
-------------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended September 30
operating performance                               2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                              .0018 (c)       .0037           .0116           .0444           .0513
-------------------------------------------------------------------------------------------------------------------------
Net realized gain
on investments                                        --              -- (d)          --              --              --
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .0018           .0037           .0116           .0444           .0513
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.0018)         (.0037)         (.0116)         (.0444)         (.0513)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.0018)         (.0037)         (.0116)         (.0444)         (.0513)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                            .18             .37            1.17            4.53            5.26
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $40,935         $61,755         $79,227         $90,226         $52,872
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                           1.03 (c)        1.02            1.00            1.00             .99
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            .21 (c)         .38            1.20            4.32            5.34
-------------------------------------------------------------------------------------------------------------------------

 (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (b) Includes amounts paid through expense offset arrangements (Note 2).

 (c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

 (d) Amount represents less than $0.0001 per share.

     The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
-------------------------------------------------------------------------------------------------------------------------


Per-share                                                                 Year ended September 30
operating performance                               2004            2003            2002            2001            2000
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------------
Net investment income                              .0053 (c)       .0072           .0151           .0478           .0551
-------------------------------------------------------------------------------------------------------------------------
Net realized gain
on investments                                        --              -- (d)          --              --              --
-------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                              .0053           .0072           .0151           .0478           .0551
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------------
From net
investment income                                 (.0053)         (.0072)         (.0151)         (.0478)         (.0551)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                               (.0053)         (.0072)         (.0151)         (.0478)         (.0551)
-------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $1.00           $1.00           $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                            .53             .72            1.52            4.89            5.65
-------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $54,390         $74,921        $105,938        $122,055        $114,458
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            .68 (c)         .67             .65             .65             .64
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            .55 (c)         .74            1.55            4.70            5.51
-------------------------------------------------------------------------------------------------------------------------

 (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (b) Includes amounts paid through expense offset arrangements (Note 2).

 (c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

 (d) Amount represents less than $0.0001 per share.

     The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
----------------------------------------------------------------------------------------------------------------

                                                                           Year         For the period
                                                                          ended        January 21, 2003+
Per-share                                                              September 30    to September 30
operating performance                                                      2004              2003
----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                       $1.00             $1.00
----------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------
Net investment income                                                     .0027 (c)         .0025
----------------------------------------------------------------------------------------------------------------
Net realized gain
on investments                                                               --                -- (d)
----------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                     .0027             .0025
----------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------
From net
investment income                                                        (.0027)           (.0025)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                      (.0027)           (.0025)
----------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                             $1.00             $1.00
----------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                                                   .27               .25*
----------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                             $131                $1
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                  1.03 (c)           .71*
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                   .30 (c)           .25*
----------------------------------------------------------------------------------------------------------------

   * Not annualized.

   + Commencement of operations.

 (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (b) Includes amounts paid through expense offset arrangements (Note 2).

 (c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

 (d) Amount represents less than $0.0001 per share.

     The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS T
-------------------------------------------------------------------------------------------------------------------
                                                                                                 For the period
                                                                                               December 31, 2001+
Per-share                                                            Year ended September 30     to September 30
operating performance                                                  2004            2003            2002
-------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                   $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .0043 (c)       .0062           .0092
-------------------------------------------------------------------------------------------------------------------
Net realized gain
on investments                                                           --              -- (d)          --
-------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 .0043           .0062           .0092
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net
investment income                                                    (.0043)         (.0062)         (.0092)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (.0043)         (.0062)         (.0092)
-------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                         $1.00           $1.00           $1.00
-------------------------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)                                               .43             .62             .93*
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $124,394         $95,779         $12,130
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                               .78 (c)         .77             .56*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                               .46 (c)         .52             .88*
-------------------------------------------------------------------------------------------------------------------

   * Not annualized.

   + Commencement of operations.

 (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (b) Includes amounts paid through expense offset arrangements (Note 2).

 (c) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended September 30,
     2004 reflect a reduction of less than 0.01% of average net assets for class T shares (Note 5).

 (d) Amount represents less than $0.0001 per share.

     The accompanying notes are an integral part of these financial statements.



Notes to financial statements
September 30, 2004

Note 1
Significant accounting policies

Putnam Money Market Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a rate of current income as is believed to be consistent with preservation of capital and maintenance of liquidity. The fund pursues its objective by investing in a portfolio of high-quality short-term obligations. The fund may invest up to 100% of its assets in money market instruments from the banking, personal credit and business credit industries.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans. Class B and class C shares are offered only in exchange for class B and class C shares of other Putnam funds, or purchased by systematic investment plans. Class B shares, which convert to class A shares after approximately eight years, pay a higher ongoing distribution fee than class A (which does not have an approved distribution fee), class M and class T shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase (including any holding period of the shares in other Putnam funds). Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Shareholders who acquired class B or class C shares through an exchange are subject to the same deferred sales charge schedule as the fund from which they were exchanged. Class M shares pay an ongoing distribution fee that is higher than class A shares but lower than class B, class C, class R and class T shares and are not subject to a contingent deferred sales charge. Class R shares pay an ongoing distribution fee that is higher than class A, class M and class T shares. Class R shares are offered to qualified employee-benefit plans. Class T shares pay an ongoing distribution fee that is higher than class A and class M shares, but lower than class B, class C and class R shares and are not subject to a contingent deferred sales charge.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Joint trading account The fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest is recorded on the accrual basis.
Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly to the shareholders. Distributions of realized gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 2004, the fund reclassified $161,865 to decrease distributions in excess of net investment income, with a decrease to accumulated net realized gains of $161,865.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Undistributed ordinary income       $1,131,898

The aggregate identified cost on a financial reporting and tax basis is the same.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.50% of the first $100 million of average net assets, 0.40% of the next $100 million, 0.35% of the next $300 million, 0.325% of the next $500 million and 0.30% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through September 30, 2005, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group. For the year ended September 30, 2004, Putnam Management did not waive any of its management fee to the fund.

For the period ended September 30, 2004, Putnam Management has assumed $189,110 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended September 30, 2004, the fund paid PFTC $9,003,219 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended September 30, 2004, the fund's expenses were reduced by $307,256 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $4,026, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively.

For the year ended September 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $7,330,017 and $47,876 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% for class A and class T shares, and 0.15% for class M shares may be assessed on certain redemptions. For the year ended September 30, 2004, Putnam Retail Management, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class T or class M shares acquired through an exchange from another fund.

Note 3
Purchases and sales of securities

During the year ended September 30, 2004, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $43,390,926,358 and $44,955,657,626, respectively.


Note 4
Capital shares

At September 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                    Year ended        Year ended
                                 September 30,     September 30,
                                          2004              2003
----------------------------------------------------------------
Class A
----------------------------------------------------------------
Shares sold                      3,597,966,533     4,838,754,924
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                    26,715,859        44,288,887
----------------------------------------------------------------
                                 3,624,682,392     4,883,043,811

Shares repurchased              (4,832,212,590)  (5,650,184,351)
----------------------------------------------------------------
Net decrease                    (1,207,530,198)     (767,140,540)
----------------------------------------------------------------

                                    Year ended        Year ended
                                 September 30,     September 30,
                                          2004              2003
----------------------------------------------------------------
Class B
----------------------------------------------------------------
Shares sold                        744,232,880       744,531,708
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,093,811         3,895,813
----------------------------------------------------------------
                                   745,326,691       748,427,521

Shares repurchased              (1,098,920,926)  (1,067,816,748)
----------------------------------------------------------------
Net decrease                      (353,594,235)     (319,389,227)
----------------------------------------------------------------

                                    Year ended        Year ended
                                 September 30,     September 30,
                                          2004              2003
----------------------------------------------------------------
Class C
----------------------------------------------------------------
Shares sold                        109,610,471       188,630,840
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        67,274           203,687
----------------------------------------------------------------
                                   109,677,745       188,834,527

Shares repurchased                (130,497,709)     (206,305,804)
----------------------------------------------------------------
Net decrease                       (20,819,964)      (17,471,277)
----------------------------------------------------------------

                                    Year ended        Year ended
                                 September 30,     September 30,
                                          2004              2003
----------------------------------------------------------------
Class M
----------------------------------------------------------------
Shares sold                         86,510,681        88,896,695
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       319,856           616,202
----------------------------------------------------------------
                                    86,830,537        89,512,897

Shares repurchased                (107,363,691)     (120,526,766)
----------------------------------------------------------------
Net decrease                       (20,533,154)      (31,013,869)
----------------------------------------------------------------

                                                  For the period
                                                   Jan. 21, 2003
                                          Year     (commencement
                                         ended of operations) to
                                 September 30,     September 30,
                                          2004              2003
----------------------------------------------------------------
Class R
----------------------------------------------------------------
Shares sold                            922,141             1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            77                 3
----------------------------------------------------------------
                                       922,218             1,003

Shares repurchased                    (791,972)               --
----------------------------------------------------------------
Net increase                           130,246             1,003
----------------------------------------------------------------

                                    Year ended        Year ended
                                 September 30,     September 30,
                                          2004              2003
----------------------------------------------------------------
Class T
----------------------------------------------------------------
Shares sold                         99,916,444       119,422,469
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       460,090           277,295
----------------------------------------------------------------
                                   100,376,534       119,699,764

Shares repurchased                 (71,759,748)      (36,052,479)
----------------------------------------------------------------
Net increase                        28,616,786        83,647,285
----------------------------------------------------------------

At September 30, 2004, Putnam, LLC owned 1,005 class R shares of the fund (0.8% of class R shares outstanding), valued at $1,005.

Note 5
Investment in Putnam
Prime Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended September 30, 2004, management fees paid were reduced by $26,305 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $150,541 for the period ended September 30, 2004.

Note 6
Regulatory matters
and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2004, there were 102 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 81 Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Portfolios

Putnam Asset Allocation Portfolios--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal
and Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN039-216516  11/04

Not FDIC Insured    May Lose Value    No Bank Guarantee

Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
September 30, 2004  $85,872*    $--             $2,887    $908
September 30, 2003  $77,215     $--             $3,759    $--

*Includes fees of $ 4,367 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended September 30, 2004 and September 30, 2003, the fund's independent auditors billed aggregate non-audit
fees in the amounts of $136,056   and $77,353, respectively, to the
fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
September 30, 2004  $--             $--   $--         $--
September 30, 2003  $--             $--   $--         $--


Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: November 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: November 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: November 30, 2004